Supplemental Information 4th Quarter 2025 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendix: Non-GAAP Financial Measures 18 Table of Contents

Overview

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 Better B (Worse) (W)	Full Year 25 vs 24 B(W)
RevPAR	$ 4,854	$ 4,835	$ 4,869	$ 4,873	$ 4,858	$ 5,090	$ 5,080	$ 5,158	$ 5,219	$ 5,134	7.1%	5.7%
Weighted average occupancy	77.9%	78.1%	78.9%	79.4%	78.6%	79.3%	80.1%	81.8%	82.5%	80.9%	310 bps	230 bps
RevPOR	$ 6,228	$ 6,193	$ 6,171	$ 6,136	$ 6,182	$ 6,416	$ 6,343	$ 6,307	$ 6,324	$ 6,347	3.1%	2.7%
Total Average Units	51,039	50,927	50,836	50,839	50,910	50,840	50,812	50,012	45,526	49,297	(10.5)%	(3.2)%
Resident fees	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$ 2,972,050	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$ 3,042,712	(4.0)%	2.4%
Net income (loss)	$ (29,581)	$ (37,742)	$ (50,734)	$ (83,937)	$ (201,994)	$ (64,993)	$ (43,039)	$ (114,738)	$ (39,976)	$ (262,746)	52.4%	(30.1)%
Net cash provided by (used in) operating activities	$ (1,146)	$ 55,670	$ 66,455	$ 45,198	$ 166,177	$ 23,402	$ 83,564	$ 76,525	$ 34,539	$ 218,030	(23.6)%	31.2%
Adjusted EBITDA	$ 97,616	$ 97,816	$ 92,237	$ 98,525	$ 386,194	$ 124,139	$ 117,050	$ 111,071	$ 105,559	$ 457,819	7.1%	18.5%
Adjusted Free Cash Flow	$ (26,287)	$ (5,526)	$ 13,853	$ (11,516)	$ (29,476)	$ 3,780	$ 19,908	$ 21,794	$ (22,659)	$ 22,823	(96.8)%	NM

As of December 31, 2025

Consolidated: 548



Leased
178
Owned
370
584
communities
Managed
36

Consolidated: 43,870



Leased
10,608
Owned
33,262
48,244
units
Managed
4,374

4Q 2025 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	95	17%
90% > 95%	92	17%
85% > 90%	80	15%
80% > 85%	76	13%
75% > 80%	71	13%
70% > 75%	54	10%
Less than 70%	80	15%
Total	548	100%

During the six months ended December 31, 2025, the Company completed terminations of leases on 57 communities (6,294 units), which completed the terminations of leases on 55 communities provided in the December 2024 agreement with Ventas, Inc.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Resident fees	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$2,972,050	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$3,042,712	(4.0)%	2.4%
Management fees	2,618	2,616	2,676	2,611	10,521	2,620	2,623	2,698	2,912	10,853	11.5%	3.2%
Facility operating expense	(542,550)	(537,507)	(548,282)	(554,922)	(2,183,261)	(556,987)	(562,317)	(566,985)	(529,727)	(2,216,016)	4.5%	(1.5)%
Combined Segment Operating Income	204,309	204,818	198,123	192,060	799,310	223,087	215,920	210,853	187,689	837,549	(2.3)%	4.8%
General and administrative expense (1)	(42,108)	(42,555)	(41,460)	(37,613)	(163,736)	(42,221)	(41,371)	(43,104)	(38,422)	(165,118)	(2.2)%	(0.8)%
Cash facility operating lease payments (see page 14)	(64,585)	(64,447)	(64,426)	(55,922)	(249,380)	(56,727)	(57,499)	(56,678)	(43,708)	(214,612)	21.8%	13.9%
Adjusted EBITDA	**97,616**	**97,816**	**92,237**	**98,525**	**386,194**	**124,139**	**117,050**	**111,071**	**105,559**	**457,819**	**7.1%**	**18.5%**
Transaction, Legal, and Organizational Restructuring Costs (2)	(351)	(134)	(66)	(7,379)	(7,930)	(1,674)	(10,513)	(5,129)	(770)	(18,086)	89.6%	(128.1)%
Interest expense, net (see page 14)	(53,739)	(54,174)	(54,570)	(61,641)	(224,124)	(56,611)	(56,479)	(56,833)	(56,032)	(225,955)	9.1%	(0.8)%
Payment of financing lease obligations	(262)	(265)	(273)	(284)	(1,084)	(289)	(297)	(304)	(305)	(1,195)	(7.4)%	(10.2)%
Changes in working capital (3)	(21,929)	3,741	15,024	(976)	(4,140)	(21,535)	17,378	11,769	(29,137)	(21,525)	NM	NM
Non-Development Capital Expenditures, net (see page 13)	(50,591)	(52,325)	(41,718)	(42,121)	(186,755)	(41,127)	(48,814)	(38,441)	(42,318)	(170,700)	(0.5)%	8.6%
Property and casualty insurance proceeds	2,642	62	3,593	2,251	8,548	1,415	2,072	204	184	3,875	(91.8)%	(54.7)%
Other (4)	327	(247)	(374)	109	(185)	(538)	(489)	(543)	160	(1,410)	46.8%	NM
Adjusted Free Cash Flow	**$(26,287)**	**$ (5,526)**	**$ 13,853**	**$(11,516)**	**$ (29,476)**	**$ 3,780**	**$ 19,908**	**$ 21,794**	**$(22,659)**	**$ 22,823**	**(96.8)%**	**NM**

(1) Excludes non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(2) Transaction, Legal, and Organizational Restructuring Costs includes legal expenses for certain putative class action litigation, net of estimated probable insurance recoveries, of $7.0 million for the fourth quarter and full year 2024, transaction costs for stockholder relations advisory matters of $1.6 million, $5.1 million, and $1.3 million for the first, second, and third quarters of 2025, respectively, and organizational restructuring costs of $5.2 million, $3.6 million, and $0.5 million for the second, third, and fourth quarters of 2025, respectively.
(3) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(4) Primarily consists of state income tax (provision) benefit.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

($ in 000s)	4Q25					Full Year 2025				
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [1]	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [1]
Resident fees [2]	$ 714,504	$ 506,615	$ 207,889	$ —	$ —	$ 3,042,712	$ 2,022,598	$ 1,020,114	$ —	$ —
Management fees	2,912	—	—	—	2,912	10,853	—	—	—	10,853
Facility operating expense	(529,727)	(380,076)	(149,651)	—	—	(2,216,016)	(1,499,704)	(716,312)	—	—
Combined Segment Operating Income	187,689	126,539	58,238	—	2,912	837,549	522,894	303,802	—	10,853
Combined segment operating margin	*26.2%*	*25.0%*	*28.0%*	—	*100.0%*	*27.4%*	*25.9%*	*29.8%*	—	*100.0%*
General and administrative expense [3]	(38,422)	(25,372)	(10,411)	—	(2,639)	(165,118)	(102,522)	(51,737)	—	(10,859)
Cash facility operating lease payments	(43,708)	—	(43,373)	(335)	—	(214,612)	—	(213,904)	(708)	—
Adjusted EBITDA	**105,559**	**101,167**	**4,454**	**(335)**	**273**	**457,819**	**420,372**	**38,161**	**(708)**	**(6)**
Transaction, Legal, and Organizational Restructuring Costs	(770)	—	—	(770)	—	(18,086)	—	—	(18,086)	—
Interest expense, net	(56,032)	(57,144)	(1,472)	2,584	—	(225,955)	(231,421)	(5,836)	11,302	—
Payment of financing lease obligations	(305)	—	(87)	(218)	—	(1,195)	—	(321)	(874)	—
Changes in working capital [4]	(29,137)	—	—	(29,137)	—	(21,525)	—	—	(21,525)	—
Non-Development Capital Expenditures, net [5]	(42,318)	(36,220)	1,534	(7,632)	—	(170,700)	(125,099)	(19,236)	(26,365)	—
Property and casualty insurance proceeds	184	—	—	184	—	3,875	—	—	3,875	—
Other	160	—	—	160	—	(1,410)	—	—	(1,410)	—
Adjusted Free Cash Flow	**$ (22,659)**	**$ 7,803**	**$ 4,429**	**$ (35,164)**	**$ 273**	**$ 22,823**	**$ 63,852**	**$ 12,768**	**$ (53,791)**	**$ (6)**

(1) All Other primarily includes communities operated by the Company pursuant to management agreements.
(2) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $1.7 million and $5.4 million, for the fourth quarter of 2025 and the full year 2025, respectively.
(3) Excludes non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs, see page 12.
(4) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.
(5) Amounts are presented net of lessor reimbursements of $12.5 million and $32.6 million, for the fourth quarter of 2025 and the full year 2025, respectively.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Total Senior Housing and All Other												
Revenue [(1)]	$ 746,859	$ 742,325	$ 746,405	$ 746,982	$ 2,982,571	$ 780,074	$ 778,237	$ 777,838	$ 717,416	$ 3,053,565	(4.0)%	2.4%
Combined Segment Operating Income	$ 204,309	$ 204,818	$ 198,123	$ 192,060	$ 799,310	$ 223,087	$ 215,920	$ 210,853	$ 187,689	$ 837,549	(2.3)%	4.8%
Combined segment operating margin	*27.4%*	*27.6%*	*26.5%*	*25.7%*	*26.8%*	*28.6%*	*27.7%*	*27.1%*	*26.2%*	*27.4%*	*50 bps*	*60 bps*
Senior Housing Segments (see page 7)												
Revenue	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$ 2,972,050	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$ 3,042,712	(4.0)%	2.4%
Senior Housing Operating Income	$ 201,691	$ 202,202	$ 195,447	$ 189,449	$ 788,789	$ 220,467	$ 213,297	$ 208,155	$ 184,777	$ 826,696	(2.5)%	4.8%
Operating margin	*27.1%*	*27.3%*	*26.3%*	*25.5%*	*26.5%*	*28.4%*	*27.5%*	*26.9%*	*25.9%*	*27.2%*	*40 bps*	*70 bps*
Number of communities (period end)	622	619	619	619	619	619	617	593	548	548	(11.5)%	(11.5)%
Total Average Units	51,039	50,927	50,836	50,839	50,910	50,840	50,812	50,012	45,526	49,297	(10.5)%	(3.2)%
RevPAR	$ 4,854	$ 4,835	$ 4,869	$ 4,873	$ 4,858	$ 5,090	$ 5,080	$ 5,158	$ 5,219	$ 5,134	7.1%	5.7%
Weighted average occupancy	77.9%	78.1%	78.9%	79.4%	78.6%	79.3%	80.1%	81.8%	82.5%	80.9%	310 bps	230 bps
RevPOR	$ 6,228	$ 6,193	$ 6,171	$ 6,136	$ 6,182	$ 6,416	$ 6,343	$ 6,307	$ 6,324	$ 6,347	3.1%	2.7%
All Other												
All Other Segment Operating Income (comprised solely of management fees)	$ 2,618	$ 2,616	$ 2,676	$ 2,611	$ 10,521	$ 2,620	$ 2,623	$ 2,698	$ 2,912	$ 10,853	11.5%	3.2%
Resident fee revenue under management [(2)]	$ 55,760	$ 55,524	$ 54,646	$ 52,447	$ 218,377	$ 53,560	$ 53,264	$ 54,635	$ 52,701	$ 214,160	0.5%	(1.9)%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Not included in consolidated reported amounts.

6

Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Independent Living												
Revenue	$ 148,948	$ 149,542	$ 150,380	$ 150,052	$ 598,922	$ 157,117	$ 158,135	$ 156,996	$ 121,565	$ 593,813	(19.0)%	(0.9)%
Segment Operating Income	$ 48,643	$ 50,334	$ 48,747	$ 47,358	$ 195,082	$ 54,232	$ 53,598	$ 51,503	$ 38,213	$ 197,546	(19.3)%	1.3%
Segment operating margin	*32.7%*	*33.7%*	*32.4%*	*31.6%*	*32.6%*	*34.5%*	*33.9%*	*32.8%*	*31.4%*	*33.3%*	*(20) bps*	*70 bps*
Number of communities (period end)	68	68	68	68	68	68	68	66	53	53	(22.1)%	(22.1)%
Total Average Units	12,564	12,573	12,579	12,581	12,574	12,582	12,584	12,337	9,754	11,814	(22.5)%	(6.0)%
RevPAR	$ 3,952	$ 3,965	$ 3,985	$ 3,976	$ 3,969	$ 4,162	$ 4,189	$ 4,242	$ 4,154	$ 4,189	4.5%	5.5%
Weighted average occupancy	79.6%	79.9%	80.8%	81.4%	80.4%	81.2%	82.0%	83.8%	84.5%	82.8%	310 bps	240 bps
RevPOR	$ 4,963	$ 4,959	$ 4,930	$ 4,886	$ 4,934	$ 5,127	$ 5,109	$ 5,063	$ 4,917	$ 5,061	0.6%	2.6%
Assisted Living and Memory Care												
Revenue	$ 510,872	$ 507,191	$ 510,084	$ 510,513	$ 2,038,660	$ 533,379	$ 531,318	$ 531,941	$ 506,665	$ 2,103,303	(0.8)%	3.2%
Segment Operating Income	$ 137,458	$ 136,155	$ 131,768	$ 127,922	$ 533,303	$ 149,553	$ 142,707	$ 140,685	$ 130,465	$ 563,410	2.0%	5.6%
Segment operating margin	*26.9%*	*26.8%*	*25.8%*	*25.1%*	*26.2%*	*28.0%*	*26.9%*	*26.4%*	*25.7%*	*26.8%*	*60 bps*	*60 bps*
Number of communities (period end)	537	534	534	534	534	534	532	510	480	480	(10.1)%	(10.1)%
Total Average Units	33,744	33,622	33,523	33,524	33,603	33,524	33,494	32,941	31,043	32,750	(7.4)%	(2.5)%
RevPAR	$ 5,036	$ 5,018	$ 5,060	$ 5,065	$ 5,045	$ 5,292	$ 5,276	$ 5,370	$ 5,422	$ 5,338	7.0%	5.8%
Weighted average occupancy	77.5%	77.6%	78.5%	79.0%	78.2%	78.7%	79.6%	81.4%	82.4%	80.5%	340 bps	230 bps
RevPOR	$ 6,494	$ 6,462	$ 6,448	$ 6,413	$ 6,454	$ 6,720	$ 6,627	$ 6,595	$ 6,583	$ 6,632	2.7%	2.8%
CCRCs												
Revenue	$ 84,421	$ 82,976	$ 83,265	$ 83,806	$ 334,468	$ 86,958	$ 86,161	$ 86,203	$ 86,274	$ 345,596	2.9%	3.3%
Segment Operating Income	$ 15,590	$ 15,713	$ 14,932	$ 14,169	$ 60,404	$ 16,682	$ 16,992	$ 15,967	$ 16,099	$ 65,740	13.6%	8.8%
Segment operating margin	*18.5%*	*18.9%*	*17.9%*	*16.9%*	*18.1%*	*19.2%*	*19.7%*	*18.5%*	*18.7%*	*19.0%*	*180 bps*	*90 bps*
Number of communities (period end)	17	17	17	17	17	17	17	17	15	15	(11.8)%	(11.8)%
Total Average Units	4,731	4,732	4,734	4,734	4,733	4,734	4,734	4,734	4,729	4,733	(0.1)%	—%
RevPAR	$ 5,948	$ 5,845	$ 5,863	$ 5,901	$ 5,889	$ 6,123	$ 6,067	$ 6,070	$ 6,081	$ 6,085	3.1%	3.3%
Weighted average occupancy	76.1%	76.1%	76.7%	77.4%	76.6%	78.5%	78.5%	79.2%	79.6%	78.9%	220 bps	230 bps
RevPOR	$ 7,815	$ 7,685	$ 7,644	$ 7,622	$ 7,691	$ 7,798	$ 7,729	$ 7,669	$ 7,644	$ 7,709	0.3%	0.2%

7

Senior Housing: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Revenue	$ 625,150	$ 622,238	$ 625,415	$ 626,447	$ 2,499,250	$ 656,047	$ 653,996	$ 659,060	$ 657,527	$ 2,626,630	5.0%	5.1%
Community Labor Expense	(285,814)	(284,978)	(289,618)	(295,167)	(1,155,577)	(293,993)	(301,492)	(306,683)	(311,420)	(1,213,588)	(5.5)%	(5.0)%
% of revenue	*45.7%*	*45.8%*	*46.3%*	*47.1%*	*46.2%*	*44.8%*	*46.1%*	*46.5%*	*47.4%*	*46.2%*	*(30) bps*	*0 bps*
Other facility operating expense	(155,079)	(154,117)	(158,419)	(156,518)	(624,133)	(161,361)	(160,057)	(164,074)	(164,371)	(649,863)	(5.0)%	(4.1)%
% of revenue	*24.8%*	*24.8%*	*25.3%*	*25.0%*	*25.0%*	*24.6%*	*24.5%*	*24.9%*	*25.0%*	*24.7%*	*0 bps*	*30 bps*
Facility operating expense (2)	(440,893)	(439,095)	(448,037)	(451,685)	(1,779,710)	(455,354)	(461,549)	(470,757)	(475,791)	(1,863,451)	(5.3)%	(4.7)%
Same Community Operating Income	**$184,257**	**$183,143**	**$177,378**	**$174,762**	**$ 719,540**	**$200,693**	**$192,447**	**$188,303**	**$181,736**	**$ 763,179**	**4.0%**	**6.1%**
Same Community operating margin	*29.5%*	*29.4%*	*28.4%*	*27.9%*	*28.8%*	*30.6%*	*29.4%*	*28.6%*	*27.6%*	*29.1%*	*(30) bps*	*30 bps*
Total Average Units	41,389	41,391	41,390	41,393	41,390	41,394	41,395	41,396	41,396	41,395	—%	—%
RevPAR	$ 5,035	$ 5,011	$ 5,037	$ 5,045	$ 5,032	$ 5,283	$ 5,266	$ 5,307	$ 5,295	$ 5,288	5.0%	5.1%
Weighted average occupancy	79.5%	79.7%	80.5%	81.0%	80.2%	81.0%	81.7%	83.0%	83.5%	82.3%	*250 bps*	*210 bps*
RevPOR	$ 6,331	$ 6,288	$ 6,257	$ 6,231	$ 6,276	$ 6,521	$ 6,447	$ 6,390	$ 6,341	$ 6,423	1.8%	2.3%



Same Community Operating Income (2)
($ in millions)
$184.3
$183.1
$177.4
$174.8
$200.7
$192.4
$188.3
$181.7
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025



Same Community RevPAR / Weighted Average Occupancy
RevPAR
Weighted Average Occupancy
79.5%
79.7%
80.5%
81.0%
81.0%
81.7%
83.0%
83.5%
$5,035
$5,011
$5,037
$5,045
$5,283
$5,266
$5,307
$5,295
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025

(1) Same Community portfolio reflects 517 communities which represents 94.3% of the Company's total consolidated communities. The same community portfolio excludes 31 communities, including 29 communities (2,364 units) that the Company plans to sell.

(2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, net of related insurance recoveries, of $6.1 million and $1.1 million for the full year 2024 and 2025, respectively.

8

Senior Housing Segments: Same Community (1)

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Independent Living												
Revenue	$ 106,045	$ 105,928	$ 106,283	$ 105,598	$ 423,854	$ 110,644	$ 111,381	$ 112,163	$ 112,184	$ 446,372	6.2%	5.3%
Community Labor Expense	(39,259)	(39,019)	(39,606)	(40,221)	(158,105)	(40,116)	(41,588)	(42,243)	(42,961)	(166,908)	(6.8)%	(5.6)%
Other facility operating expense	(30,518)	(30,141)	(31,217)	(30,469)	(122,345)	(31,514)	(31,452)	(32,368)	(32,499)	(127,833)	(6.7)%	(4.5)%
Facility operating expense	(69,777)	(69,160)	(70,823)	(70,690)	(280,450)	(71,630)	(73,040)	(74,611)	(75,460)	(294,741)	(6.7)%	(5.1)%
Same Community Operating Income	$ 36,268	$ 36,768	$ 35,460	$ 34,908	$ 143,404	$ 39,014	$ 38,341	$ 37,552	$ 36,724	$ 151,631	5.2%	5.7%
Same Community operating margin	*34.2%*	*34.7%*	*33.4%*	*33.1%*	*33.8%*	*35.3%*	*34.4%*	*33.5%*	*32.7%*	*34.0%*	*(40) bps*	*20 bps*
Total Average Units	8,936	8,937	8,937	8,939	8,937	8,940	8,940	8,940	8,940	8,940	—%	—%
RevPAR	$ 3,956	$ 3,951	$ 3,964	$ 3,938	$ 3,952	$ 4,125	$ 4,153	$ 4,182	$ 4,183	$ 4,161	6.2%	5.3%
Weighted average occupancy	81.9%	82.1%	82.8%	82.9%	82.4%	82.8%	83.5%	84.8%	85.1%	84.1%	220 bps	170 bps
RevPOR	$ 4,831	$ 4,815	$ 4,785	$ 4,751	$ 4,795	$ 4,984	$ 4,972	$ 4,930	$ 4,915	$ 4,950	3.5%	3.2%
Assisted Living and Memory Care												
Revenue	$ 453,081	$ 450,688	$ 454,604	$ 455,366	$ 1,813,739	$ 476,327	$ 474,337	$ 479,209	$ 477,161	$ 1,907,034	4.8%	5.1%
Community Labor Expense	(211,870)	(211,629)	(215,546)	(220,234)	(859,279)	(218,658)	(224,657)	(228,797)	(233,096)	(905,208)	(5.8)%	(5.3)%
Other facility operating expense	(107,453)	(107,503)	(110,362)	(108,577)	(433,895)	(111,673)	(111,197)	(114,128)	(113,542)	(450,540)	(4.6)%	(3.8)%
Facility operating expense	(319,323)	(319,132)	(325,908)	(328,811)	(1,293,174)	(330,331)	(335,854)	(342,925)	(346,638)	(1,355,748)	(5.4)%	(4.8)%
Same Community Operating Income	$ 133,758	$ 131,556	$ 128,696	$ 126,555	$ 520,565	$ 145,996	$ 138,483	$ 136,284	$ 130,523	$ 551,286	3.1%	5.9%
Same Community operating margin	*29.5%*	*29.2%*	*28.3%*	*27.8%*	*28.7%*	*30.7%*	*29.2%*	*28.4%*	*27.4%*	*28.9%*	*(40) bps*	*20 bps*
Total Average Units	28,766	28,766	28,764	28,765	28,765	28,765	28,766	28,767	28,767	28,766	—%	—%
RevPAR	$ 5,250	$ 5,223	$ 5,268	$ 5,277	$ 5,254	$ 5,520	$ 5,496	$ 5,553	$ 5,529	$ 5,525	4.8%	5.2%
Weighted average occupancy	79.1%	79.2%	80.1%	80.7%	79.8%	80.5%	81.3%	82.8%	83.3%	82.0%	260 bps	220 bps
RevPOR	$ 6,639	$ 6,591	$ 6,575	$ 6,542	$ 6,586	$ 6,853	$ 6,761	$ 6,707	$ 6,640	$ 6,738	1.5%	2.3%
CCRCs												
Revenue	$ 66,024	$ 65,622	$ 64,528	$ 65,483	$ 261,657	$ 69,076	$ 68,278	$ 67,688	$ 68,182	$ 273,224	4.1%	4.4%
Community Labor Expense	(34,685)	(34,330)	(34,466)	(34,712)	(138,193)	(35,219)	(35,247)	(35,643)	(35,363)	(141,472)	(1.9)%	(2.4)%
Other facility operating expense	(17,108)	(16,473)	(16,840)	(17,472)	(67,893)	(18,174)	(17,408)	(17,578)	(18,330)	(71,490)	(4.9)%	(5.3)%
Facility operating expense	(51,793)	(50,803)	(51,306)	(52,184)	(206,086)	(53,393)	(52,655)	(53,221)	(53,693)	(212,962)	(2.9)%	(3.3)%
Same Community Operating Income	$ 14,231	$ 14,819	$ 13,222	$ 13,299	$ 55,571	$ 15,683	$ 15,623	$ 14,467	$ 14,489	$ 60,262	8.9%	8.4%
Same Community operating margin	*21.6%*	*22.6%*	*20.5%*	*20.3%*	*21.2%*	*22.7%*	*22.9%*	*21.4%*	*21.3%*	*22.1%*	*100 bps*	*90 bps*
Total Average Units	3,687	3,688	3,689	3,689	3,688	3,689	3,689	3,689	3,689	3,689	—%	—%
RevPAR	$ 5,969	$ 5,931	$ 5,831	$ 5,917	$ 5,912	$ 6,242	$ 6,170	$ 6,116	$ 6,161	$ 6,172	4.1%	4.4%
Weighted average occupancy	77.3%	77.5%	77.7%	78.7%	77.8%	80.3%	80.3%	80.7%	81.4%	80.7%	270 bps	290 bps
RevPOR	$ 7,724	$ 7,654	$ 7,504	$ 7,522	$ 7,601	$ 7,769	$ 7,679	$ 7,578	$ 7,571	$ 7,648	0.7%	0.6%

(1) Same Community portfolio reflects 52 Independent Living communities, 451 Assisted Living and Memory Care communities, and 14 CCRCs.

9

Senior Housing Owned Portfolio[(1)]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Revenue	$ 440,231	$ 435,741	$ 436,238	$ 435,824	$ 1,748,034	$ 503,870	$ 503,611	$ 508,502	$ 506,615	$2,022,598	16.2%	15.7%
Facility operating expense	(328,545)	(323,358)	(329,550)	(334,148)	(1,315,601)	(368,894)	(371,718)	(379,016)	(380,076)	(1,499,704)	(13.7)%	(14.0)%
Owned Portfolio Operating Income	**$111,686**	**$112,383**	**$106,688**	**$101,676**	**$ 432,433**	**$134,976**	**$131,893**	**$129,486**	**$ 126,539**	**$ 522,894**	**24.5%**	**20.9%**
Owned Portfolio operating margin	*25.4%*	*25.8%*	*24.5%*	*23.3%*	*24.7%*	*26.8%*	*26.2%*	*25.5%*	*25.0%*	*25.9%*	*170 bps*	*120 bps*
Additional Information												
Interest expense: debt	$ (53,456)	$ (53,778)	$ (54,171)	$ (54,120)	$ (215,525)	$ (54,659)	$ (57,648)	$ (58,089)	$ (57,144)	$(227,540)	(5.6)%	(5.6)%
Community level capital expenditures, net (see page 13)	$ (25,309)	$ (25,404)	$ (25,296)	$ (25,656)	$ (101,665)	$ (26,803)	$ (32,810)	$ (29,266)	$ (36,220)	$(125,099)	(41.2)%	(23.1)%
Number of communities (period end)	345	342	342	353 [(2)]	353 [(2)]	383	382	372	370	370	4.8%	4.8%
Total Average Units	31,195	31,075	30,977	30,978	31,056	33,768	33,764	33,635	33,440	33,651	7.9%	8.4%
RevPAR	$ 4,693	$ 4,663	$ 4,682	$ 4,677	$ 4,679	$ 4,962	$ 4,960	$ 5,027	$ 5,033	$ 4,995	7.6%	6.8%
Weighted average occupancy	77.3%	77.4%	78.1%	78.6%	77.8%	78.9%	80.0%	81.7%	82.3%	80.7%	370 bps	290 bps
RevPOR	$ 6,074	$ 6,025	$ 5,998	$ 5,953	$ 6,013	$ 6,288	$ 6,202	$ 6,156	$ 6,115	$ 6,189	2.7%	2.9%

Interest Coverage for the twelve months ended December 31, 2025	1.8x
Net Debt as of December 31, 2025 (see page 15)	$4,007,153

(1) In December 2024 and February 2025, the Company acquired 11 and 30 previously leased communities, respectively. The results of operations of the 41 previously leased communities are included within the Senior Housing Owned Portfolio beginning with the full first quarter of 2025. Prior quarters have not been recast.

(2) The number of owned communities (period end) for the fourth quarter of 2024 and the full year 2024 includes the 11 communities acquired in December 2024.

10

Senior Housing Leased Portfolio[1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2024[2] 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Revenue	$ 304,010	$ 303,968	$ 307,491	$ 308,547	$ 1,224,016	$ 273,584	$ 272,003	$ 266,638	$ 207,889	$ 1,020,114	(32.6)%	(16.7)%
Facility operating expense	(214,005)	(214,149)	(218,732)	(220,774)	(867,660)	(188,093)	(190,599)	(187,969)	(149,651)	(716,312)	32.2%	17.4%
Leased Portfolio Operating Income	**$ 90,005**	**$ 89,819**	**$ 88,759**	**$ 87,773**	**$ 356,356**	**$ 85,491**	**$ 81,404**	**$ 78,669**	**$ 58,238**	**$ 303,802**	**(33.6)%**	**(14.7)%**
Leased Portfolio operating margin	*29.6%*	*29.5%*	*28.9%*	*28.4%*	*29.1%*	*31.2%*	*29.9%*	*29.5%*	*28.0%*	*29.8%*	*(40) bps*	*70 bps*
Additional Information												
Cash facility lease payments on leased portfolio (see page 14)	$ (68,088)	$ (68,369)	$ (68,609)	$ (68,044)	$ (273,110)	$ (58,244)	$ (58,987)	$ (57,898)	$ (44,932)	$ (220,061)	34.0%	19.4%
Community level capital expenditures, net (see page 13)	$ (15,065)	$ (20,131)	$ (9,510)	$ (4,568)	$ (49,274)	$ (9,783)	$ (6,822)	$ (4,165)	$ 1,534	$ (19,236)	NM	61.0%
Number of communities (period end)	277	277	277	266 [3]	266 [3]	236	235	221	178	178	(33.1)%	(33.1)%
Total Average Units	19,844	19,852	19,859	19,861	19,854	17,072	17,048	16,377	12,086	15,646	(39.1)%	(21.2)%
RevPAR	$ 5,107	$ 5,104	$ 5,161	$ 5,178	$ 5,138	$ 5,342	$ 5,318	$ 5,427	$ 5,734	$ 5,433	10.7%	5.7%
Weighted average occupancy	79.0%	79.1%	80.2%	80.8%	79.8%	80.2%	80.3%	82.0%	83.1%	81.3%	230 bps	150 bps
RevPOR	$ 6,465	$ 6,450	$ 6,435	$ 6,413	$ 6,440	$ 6,664	$ 6,621	$ 6,615	$ 6,896	$ 6,686	7.5%	3.8%

Lease Coverage for the twelve months ended December 31, 2025	1.12x
Operating and financing lease obligations as of December 31, 2025 (see page 19)	$1,193,028

Facility Lease Maturity Information (Leased Portfolio as of December 31, 2025)

Initial Lease Maturities	Community Count	Total Units	Lease Payments[4]
2026	2	152	$ 1,679
2027	—	—	$ —
2028	1	116	$ 2,554
2029	17	735	$ 10,080
2030	—	—	$ —
Thereafter	158	9,605	$ 150,682
Total	178	10,608	$ 164,995

(1) During the six months ended December 31, 2025, the Company completed terminations of leases on 57 communities (6,294 units), which completed the terminations of leases on 55 communities provided in the December 2024 agreement with Ventas, Inc.

(2) In December 2024 and February 2025, the Company acquired 11 and 30 previously leased communities, respectively. The results of operations of the 41 previously leased communities are excluded from the Senior Housing Leased Portfolio beginning with the full first quarter of 2025. Prior quarters have not been recast.

(3) The number of leased communities (period end) for the fourth quarter of 2024 and the full year 2024 excludes the 11 communities acquired in December 2024.

(4) Cash facility lease payments for the twelve months ended December 31, 2025 for the 178 remaining leased communities. For the twelve months ending December 31, 2026, the Company will be required to make approximately $184 million of cash lease payments in connection with its existing community operating and financing leases, including the impact of the adjusted annual minimum rent beginning on January 1, 2026 for the remaining 65 communities leased from Ventas.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted	2024					2025					4Q25 vs 4Q24	Full Year 25 vs 24
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	*B(W)*	*B(W)*
G&A expense allocations [1]												
Senior Housing Owned Portfolio allocation	$ 23,172	$ 23,318	$ 22,654	$ 20,573	$ 89,717	$ 25,599	$ 25,136	$ 26,415	$ 25,372	$ 102,522	(23.3)%	(14.3)%
Senior Housing Leased Portfolio allocation	16,001	16,266	15,968	14,565	62,800	13,899	13,576	13,851	10,411	51,737	28.5%	17.6%
All Other allocation	2,935	2,971	2,838	2,475	11,219	2,723	2,659	2,838	2,639	10,859	(6.6)%	3.2%
Subtotal G&A expense allocations	42,108	42,555	41,460	37,613	163,736	42,221	41,371	43,104	38,422	165,118	(2.2)%	(0.8)%
Non-cash stock-based compensation expense	3,273	3,975	3,403	3,533	14,184	3,979	3,089	2,633	2,236	11,937	36.7%	15.8%
Transaction, Legal, and Organizational Restructuring Costs (see page 4)	351	134	66	7,379	7,930	1,674	10,513	5,129	770	18,086	89.6%	(128.1%)
General and administrative expense	**$ 45,732**	**$ 46,664**	**$ 44,929**	**$ 48,525**	**$ 185,850**	**$ 47,874**	**$ 54,973**	**$ 50,866**	**$ 41,428**	**$ 195,141**	**14.6%**	**(5.0)%**

	2024					2025					4Q25 vs 4Q24	Full Year 25 vs 24
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	*B(W)*	*B(W)*
Resident fee revenue	$ 744,241	$ 739,709	$ 743,729	$ 744,371	$2,972,050	$ 777,454	$ 775,614	$ 775,140	$ 714,504	$3,042,712	(4.0)%	2.4%
Resident fee revenue under management [2]	55,760	55,524	54,646	52,447	218,377	53,560	53,264	54,635	52,701	214,160	0.5%	(1.9)%
Total (consolidated and under management)	$ 800,001	$ 795,233	$ 798,375	$ 796,818	$3,190,427	$ 831,014	$ 828,878	$ 829,775	$ 767,205	$3,256,872	(3.7)%	2.1%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)												
G&A expense (excluding non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	*5.3%*	*5.4%*	*5.2%*	*4.7%*	*5.1%*	*5.1%*	*5.0%*	*5.2%*	*5.0%*	*5.1%*	(30) bps	0 bps
G&A expense (including non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs)	*5.7%*	*5.9%*	*5.6%*	*6.1%*	*5.8%*	*5.8%*	*6.6%*	*6.1%*	*5.4%*	*6.0%*	70 bps	(20) bps

(1) G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction, Legal, and Organizational Restructuring Costs.

(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, per average unit)		2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	*4Q25 vs 4Q24 B(W)*	*Full Year 25 vs 24 B(W)*
Community level capital expenditures, including allocations [1]													
Senior Housing Owned Portfolio		$ 25,309	$ 25,404	$ 25,296	$ 25,656	$ 101,665	$ 26,803	$ 32,810	$ 29,266	$ 36,220	$ 125,099	(41.2)%	(23.1)%
Senior Housing Leased Portfolio		15,065	20,131	9,510	4,568	49,274	9,783	6,822	4,165	(1,534)	19,236	NM	61.0%
Community level capital expenditures, net	(A)	40,374	45,535	34,806	30,224	150,939	36,586	39,632	33,431	34,686	144,335	(14.8)%	4.4%
Corporate capital expenditures [2]		10,217	6,790	6,912	11,897	35,816	4,541	9,182	5,010	7,632	26,365	35.8%	26.4%
Non-Development Capital Expenditures, net [1]		**50,591**	**52,325**	**41,718**	**42,121**	**186,755**	**41,127**	**48,814**	**38,441**	**42,318**	**170,700**	**(0.5)%**	**8.6%**
Development Capital Expenditures, net		218	215	191	13	637	9	3	1	—	13	100.0%	98.0%
Total capital expenditures, net [1]		**50,809**	**52,540**	**41,909**	**42,134**	**187,392**	**41,136**	**48,817**	**38,442**	**42,318**	**170,713**	**(0.4)%**	**8.9%**
Property and casualty insurance proceeds		(2,642)	(62)	(3,593)	(2,251)	(8,548)	(1,415)	(2,072)	(204)	(184)	(3,875)	(91.8)%	(54.7)%
Total capital expenditures, net of property and casualty insurance proceeds received [1]		**$48,167**	**$52,478**	**$38,316**	**$39,883**	**$ 178,844**	**$39,721**	**$46,745**	**$38,238**	**$42,134**	**$ 166,838**	**(5.6)%**	**6.7%**
Capital Expenditures Reconciliation to Statements of Cash Flow													
Total capital expenditures, net [1]		$ 50,809	$ 52,540	$ 41,909	$ 42,134	$ 187,392	$ 41,136	$ 48,817	$ 38,442	$ 42,318	$ 170,713		
Lessor reimbursements: non-development capital expenditures	(C)	249	1,051	6,714	8,944	16,958	2,013	9,324	8,741	12,497	32,575		
Change in related payables		(6,659)	(2,017)	6,342	(766)	(3,100)	(1,332)	(3,675)	(5,594)	8,838	(1,763)		
Total cash paid for capital expenditures		**$44,399**	**$51,574**	**$54,965**	**$50,312**	**$ 201,250**	**$41,817**	**$54,466**	**$41,589**	**$63,653**	**$ 201,525**	**(26.5)%**	**(0.1)%**
Senior Housing Total Average Units	(B)	51,039	50,927	50,836	50,839	50,910	50,840	50,812	50,012	45,526	49,297	(10.5)%	(3.2)%
Community level capital expenditures, net, per average unit	(A/B)	$ 791	$ 894	$ 685	$ 595	$ 2,965	$ 720	$ 780	$ 668	$ 762	$ 2,928	(28.1)%	1.2%
Community level capital expenditures, per average unit (including lessor reimbursements for non-development capital expenditures)	((A+C)/B)					$ 3,298					$ 3,589		(8.8)%

(1) Amounts are presented net of lessor reimbursements.

(2) Includes remediation costs at communities resulting from natural disasters of $14.0 million and $0.3 million for the full year 2024 and 2025, respectively. A portion of such costs are reimbursable under the Company's property and casualty insurance policies.

13

Cash Facility Lease Payments

($ in 000s)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year	4Q25 vs 4Q24 B(W)	Full Year 25 vs 24 B(W)
Operating Lease Obligations												
Facility operating lease expense	$ 51,496	$ 50,964	$ 51,937	$ 46,190	$ 200,587	$ 52,874	$ 52,653	$ 51,993	$ 42,743	$ 200,263		
Operating lease expense adjustment	13,089	13,483	12,489	9,732	48,793	3,853	4,846	4,685	965	14,349		
Cash facility operating lease payments	64,585	64,447	64,426	55,922	249,380	56,727	57,499	56,678	43,708	214,612	21.8%	13.9%
Financing Lease Obligations												
Interest expense: financing lease obligations	5,061	5,110	5,062	12,528	27,761	5,600	1,750	1,764	1,683	10,797		
Payment of financing lease obligations	262	265	273	284	1,084	289	297	304	305	1,195		
Cash financing lease payments	5,323	5,375	5,335	12,812	28,845	5,889	2,047	2,068	1,988	11,992	84.5%	58.4%
Total cash facility lease payments [1]	**$ 69,908**	**$ 69,822**	**$ 69,761**	**$ 68,734**	**$ 278,225**	**$ 62,616**	**$ 59,546**	**$ 58,746**	**$ 45,696**	**$ 226,604**	**33.5%**	**18.6%**
Interest Expense Reconciliation to Income Statement												
Interest expense: financing lease obligations	$ 5,061	$ 5,110	$ 5,062	$ 12,528	$ 27,761	$ 5,600	$ 1,750	$ 1,764	$ 1,683	$ 10,797	86.6%	61.1%
Interest income	(4,778)	(4,714)	(4,663)	(5,007)	(19,162)	(3,648)	(2,919)	(3,020)	(2,795)	(12,382)	(44.2)%	(35.4)%
Interest expense: debt	53,456	53,778	54,171	54,120	215,525	54,659	57,648	58,089	57,144	227,540	(5.6)%	(5.6)%
Interest expense, net	53,739	54,174	54,570	61,641	224,124	56,611	56,479	56,833	56,032	225,955	9.1%	(0.8)%
Amortization of deferred financing costs	2,257	2,334	2,337	2,795	9,723	3,630	3,712	3,747	3,686	14,775		
Change in fair value of derivatives	(3,087)	345	4,746	(2,438)	(434)	1,142	(29)	(26)	93	1,180		
Interest income	4,778	4,714	4,663	5,007	19,162	3,648	2,919	3,020	2,795	12,382		
Interest expense per income statement	**$ 57,687**	**$ 61,567**	**$ 66,316**	**$ 67,005**	**$ 252,575**	**$ 65,031**	**$ 63,081**	**$ 63,574**	**$ 62,606**	**$ 254,292**	**6.6%**	**(0.7)%**

(1) Includes cash lease payments for leases of community support centers and information technology systems and equipment.

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Capital Structure

Total Liquidity
($ in millions)



$389
$306
$350
$352
$378
12/31/2024
03/31/2025
06/30/2025
09/30/2025
12/31/2025
Line of credit available to draw ($99 million as of December 31, 2025)
Cash and cash equivalents and marketable securities ($279 million as of December 31, 2025)

Leverage Ratio
($ in 000s)

Twelve Months Ended December 31, 2025		
Cash facility operating lease payments (see page 14)		$ (214,612)
Adjusted EBITDA		457,819
Cash financing lease payments (see page 14)		(11,992)
Adjusted EBITDA after cash financing lease payments	(A)	$ 445,827
As of December 31, 2025		
Debt (net of $45.8 million in deferred financing costs) (6)		$ 4,292,497
Cash and cash equivalents		(279,122)
Restricted cash held as collateral against existing debt		(6,222)
Net Debt	(B)	4,007,153
Operating and financing lease obligations (see page 19) (7)		1,198,141
Adjusted Net Debt		$ 5,205,294
Annualized Leverage	(B/A)	**9.0 x**
Adjusted Annualized Leverage (8)		**8.9 x**

Debt Principal (1) *($ in millions)*	**Fixed Rate Maturities**	**Variable Rate Maturities**	**Recurring Principal Payments**	**Total**	**Weighted Rate** (2)
2026 (3)	$ 23	$ —	$ 48	$ 71	3.79 %
2027	561	59	49	669	4.85 %
2028	333	557	39	929	5.66 %
2029 (4)	714	78	32	824	4.31 %
2030	518	292	19	829	4.33 %
Thereafter	956	24	36	1,016	5.95 %
Total	**$ 3,105**	**$ 1,010**	**$ 223**	**$ 4,338**	**5.06 %**

As of December 31, 2025	**Weighted Rate**
Fixed rate debt (5)	4.88 %
Variable rate debt	6.18 %
2026 Notes	2.00 %
2029 Notes	3.50 %
Total debt	5.06 %



Fixed rate debt (5) $2,897
67%
Variable rate debt with interest rate caps and swaps $1,048
24%
9%
Fixed rate convertible senior notes $393

(1) Amount excludes $45.8 million in deferred financing costs, net.

(2) Reflects rates as of December 31, 2025.

(3) Fixed rate maturities are comprised of $23.3 million of 2.00% convertible senior notes ("2026 Notes").

(4) Fixed rate maturities include $369.4 million of 3.50% convertible senior notes ("2029 Notes").

(5) Excludes convertible senior notes.

(6) Includes the carrying amount of debt of which 89.7%, or $3.9 billion, represented non-recourse property-level mortgage financings.

(7) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

(8) Adjusted to exclude $3.9 million of cash facility lease payments for previously leased communities acquired in February 2025.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

15

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, gain/loss on facility operating lease termination, and Transaction, Legal, and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds; less: Non- Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of previously leased communities acquired during such period, adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing- twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of previously leased communities acquired during such period, community support centers, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Definitions

17 RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to seniors living outside of the Company's communities), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition including through asset sales or lease terminations, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income is defined by the Company as segment revenue less segment facility operating expense. Segment Operating Income does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction, Legal, and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Legal costs include charges associated with putative class action litigation. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

Appendix: Non-GAAP Financial Measures

BROOKDALE SENIOR LIVING

This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company's definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company's earnings release dated February 18, 2026 for additional information regarding the Company's use and the limitations of such non-GAAP financial measures.

Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations

	2024					2025				
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year
Net income (loss)	**$ (29,581)**	**$ (37,742)**	**$ (50,734)**	**$ (83,937)**	**$ (201,994)**	**$ (64,993)**	**$ (43,039)**	**$ (114,738)**	**$ (39,976)**	**$ (262,746)**
Provision (benefit) for income taxes	(40)	449	677	3,560	4,646	(676)	(271)	167	(1,171)	(1,951)
Loss (gain) on debt modification and extinguishment, net	—	—	2,267	18,495	20,762	35,220	115	326	4,426	40,087
Non-operating loss (gain) on sale of assets, net	(704)	(199)	(20)	—	(923)	—	—	—	—	—
Other non-operating (income) loss	(3,338)	(199)	(3,584)	(2,255)	(9,376)	(1,358)	(2,060)	(144)	(240)	(3,802)
Interest expense	57,687	61,567	66,316	67,005	252,575	65,031	63,081	63,574	62,606	254,292
Interest income	(4,778)	(4,714)	(4,663)	(5,007)	(19,162)	(3,648)	(2,919)	(3,020)	(2,795)	(12,382)
Income (loss) from operations	19,246	19,162	10,259	(2,139)	46,528	29,576	14,907	(53,835)	22,850	13,498
Depreciation and amortization	86,127	88,028	90,064	93,569	357,788	90,976	92,853	94,792	76,906	355,527
Asset impairment	1,708	—	934	5,915	8,557	1,787	577	62,696	6,289	71,349
Loss (gain) on sale of communities, net	—	—	—	—	—	—	(43)	(139)	(2,186)	(2,368)
Loss (gain) on facility operating lease termination, net	—	—	—	—	—	—	—	4,480	(341)	4,139
Operating lease expense adjustment	(13,089)	(13,483)	(12,489)	(9,732)	(48,793)	(3,853)	(4,846)	(4,685)	(965)	(14,349)
Non-cash stock-based compensation expense	3,273	3,975	3,403	3,533	14,184	3,979	3,089	2,633	2,236	11,937
Transaction, Legal, and Organizational Restructuring Costs	351	134	66	7,379	7,930	1,674	10,513	5,129	770	18,086
Adjusted EBITDA	**$ 97,616**	**$ 97,816**	**$ 92,237**	**$ 98,525**	**$ 386,194**	**$ 124,139**	**$ 117,050**	**$ 111,071**	**$ 105,559**	**$ 457,819**
Interest expense: financing lease obligations	(5,061)	(5,110)	(5,062)	(12,528)	(27,761)	(5,600)	(1,750)	(1,764)	(1,683)	(10,797)
Payment of financing lease obligations	(262)	(265)	(273)	(284)	(1,084)	(289)	(297)	(304)	(305)	(1,195)
Adjusted EBITDA after cash financing lease payments	**$ 92,293**	**$ 92,441**	**$ 86,902**	**$ 85,713**	**$ 357,349**	**$ 118,250**	**$ 115,003**	**$ 109,003**	**$ 103,571**	**$ 445,827**

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19 Net Debt and Adjusted Net Debt Reconciliations Appendix: Non-GAAP Financial Measures (continued) ($ in 000s) As of December 31, 2025 Long-term debt (including current portion) $ 4,292,497 Cash and cash equivalents (279,122) Cash held as collateral against existing debt (6,222) Net Debt 4,007,153 Operating and financing lease obligations 1,223,625 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (25,484) Adjusted Net Debt $ 5,205,294 Operating and financing lease obligations $ 1,223,625 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (25,484) Adjusted operating and financing lease obligations 1,198,141 Operating and financing lease obligations related to community support centers and information technology leases (5,113) Operating and financing lease obligations for Leased Portfolio $ 1,193,028

Appendix: Non-GAAP Financial Measures (continued)

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2024 Full Year	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2025 Full Year
Net cash provided by (used in) operating activities	**$ (1,146)**	**$ 55,670**	**$ 66,455**	**$ 45,198**	**$ 166,177**	**$ 23,402**	**$ 83,564**	**$ 76,525**	**$ 34,539**	**$ 218,030**
Net cash provided by (used in) investing activities	(6,946)	(68,457)	(58,113)	(144,550)	(278,066)	(326,755)	(50,399)	(34,195)	(44,602)	(455,951)
Net cash provided by (used in) financing activities	54,090	(20,375)	(38,801)	147,147	142,061	239,669	(25,759)	(34,565)	21,744	201,089
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 45,998	$ (33,162)	$ (30,459)	$ 47,795	$ 30,172	$ (63,684)	$ 7,406	$ 7,765	$ 11,681	$ (36,832)
Net cash provided by (used in) operating activities	**$ (1,146)**	**$ 55,670**	**$ 66,455**	**$ 45,198**	**$ 166,177**	**$ 23,402**	**$ 83,564**	**$ 76,525**	**$ 34,539**	**$ 218,030**
Changes in prepaid insurance premiums financed with notes payable	23,319	(7,617)	(7,772)	(7,930)	—	22,392	(7,298)	(7,484)	(7,610)	—
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(249)	(1,051)	(6,432)	(8,630)	(16,362)	(2,013)	(9,319)	(8,706)	(12,149)	(32,187)
Changes in operating lease assets and liabilities for lease termination	—	—	—	—	—	—	—	—	5,000	5,000
Non-development capital expenditures, net	(50,591)	(52,325)	(41,718)	(42,121)	(186,755)	(41,127)	(48,814)	(38,441)	(42,318)	(170,700)
Property and casualty insurance proceeds	2,642	62	3,593	2,251	8,548	1,415	2,072	204	184	3,875
Payment of financing lease obligations	(262)	(265)	(273)	(284)	(1,084)	(289)	(297)	(304)	(305)	(1,195)
Adjusted Free Cash Flow	**$(26,287)**	**$ (5,526)**	**$ 13,853**	**$(11,516)**	**$ (29,476)**	**$ 3,780**	**$ 19,908**	**$ 21,794**	**$(22,659)**	**$ 22,823**

Brookdale Senior Living Inc.
105 Westwood Place
Brentwood, TN 37027
(615) 221-2250
brookdale.com

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